Segment reporting	12 Months Ended
Dec. 31, 2021
Segment Reporting [Abstract]
Segment reporting
Note 20. Segment reporting
Cyxtera’s chief operating decision maker is its Chief Executive Officer. The Company manages its operations as a single operating segment for the purposes of assessing performance and making operating decisions – the colocation segment.
The Company derives almost all of the colocation revenue from sales to customers in the United States, based upon the service address of the customer. Revenue derived from customers outside the United States, based upon the service address of the customer, was not significant in any individual foreign country.